Exhibit 99.2

Exhibit 99.2 FORTE BIOSCIENCES CORPORATE DECK AUGUST 14,2024

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS Certain statements contained in this presentation regarding matters that are not historical facts, are forward-looking statements within the meaning of Section 21E of the Securities and Exchange Act of 1934, as amended, and the Private Securities Litigation Act of 1995, known as the PSLRA. These include statements regarding management’s intention, plans, beliefs, expectations or forecasts for the future, and, therefore, you are cautioned not to place undue reliance on them. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Forte Biosciences, Inc. (“we”, the “Company” or “Forte”) undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. We use words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and similar expressions to identify these forward-looking statements that are intended to be covered by the safe-harbor provisions of the PSLRA. Such forward-looking statements are based on our expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements due to a number of factors, including, but not limited to, risks relating to the business and prospects of the Company; Forte’s plans to develop and potentially commercialize its product candidates, including FB102; the risk that results from early-preclinical studies may not be predictive of results from later-stage studies or clinical trials; the timing of initiation of Forte’s planned clinical trials; the timing of the availability of data from Forte’s clinical trials; the timing of any planned investigational new drug application or new drug application; Forte’s plans to research, develop and commercialize its current and future product candidates; Forte’s projections of the size of the market for FB102; Forte’s ability to successfully enter into collaborations, and to fulfill its obligations under any such collaboration agreements; the clinical utility, potential benefits and market acceptance of Forte’s product candidates; Forte’s commercialization, marketing and manufacturing capabilities and strategy; developments and projections relating to Forte’s competitors and its industry; the impact of government laws and regulations; Forte’s ability to protect its intellectual property position; Forte’s estimates regarding future revenue, expenses, capital requirements and need for additional financing; and the impact of global events on the Company, the Company’s industry or the economy generally. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy and financial needs, and these statements represent our views as of the date of this presentation. We may not actually achieve the plans, intentions or expectations disclosed in these forward-looking statements, and you should not place undue reliance on these forward-looking statements. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Information regarding certain risks, uncertainties and assumptions may be found in our filings with the Securities and Exchange Commission, including under the caption “Risk Factors” and elsewhere in our Annual Report on Form 10-K for the year ending December 31, 2023 and other filings with the Securities and Exchange Commission. New risk factors emerge from time to time and it is not possible for our management team to predict all risk factors or assess the impact of all factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in, or implied by, any forward-looking statements. While we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this presentation. 2

EXPERIENCED MANAGEMENT Forte’s management has extensive experience in manufacturing, quality, regulatory and clinical development Paul Wagner, Ph.D., CFA – CEO Tony Riley – Chief Financial Officer Chris Roenfeldt, PMP – Chief Operating Officer Steven Ruhl – Chief Technical Officer Barbara Finck, MD – Senior Medical Clinician 3

Forte Biosciences, Inc is a clinical-stage public biotechnology company (Nasdaq: FBRX) Strong Board of Directors comprised of leaders in industry including: Scott Brun, MD – Former head of Abbvie product development Steve Doberstein, PhD – Former Chief Scientific Officer of Nektar Lawrence Eichenfield, MD- Vice Chair Dermatology UCSD Barbera Finck, MD – Led Enbrel development at Immunex and Humira biosimilar development at Coherus David Gryska – Former CFO of Incyte and Celgene Steve Kornfeld – Co-Managing Partner of Castle Peak Partners and former Healthcare Sector Team Leader and PM at Franklin Templeton Don Williams – Former Ernst and Young and Grant Thornton Partner 4

FB102 PROGRAM OVERVIEW

CLINICAL STAGE FB102 OVERVIEW

- CD122 is a subunit of the intermediate affinity IL-2/IL-15 receptor expressed on NK cells, certain T cell subtypes and is a subunit of the high affinity IL-2 receptor expressed on Tregs.

- FB102 (Forte's anti-CD122 antibody) is designed to mediate both the IL-2 and the IL-15 induced proliferation and activation of pathogenic NK cells, certain T cell subtypes without effecting the IL-2 biology of beneficial Tregs.

- In-vitro data from human donor immune cells as well as in-vivo NHP data demonstrates FB102 significantly inhibits proliferation and activation of potentially pathogenic immune cells without significantly effecting Tregs.



FB102 blocks medium affinity IL-2 binding to CD122/CD132
T_{eff} or NK cell
CD122
CD132
IL-2
K_D ~ 1 nM
IL-2 high affinity binding to CD25 and CD122/CD132 unaffected by FB102
T_{reg} cell
CD122
CD132
IL-2
CD25
K_D ~ 0.01 nM
CD122 = IL-2Rβ
CD132 = IL-2Rγ
CD25 = IL-2Rα
CD215 = IL-15Rα
FB102 blocks low affinity IL-15 binding to CD122/CD132
T_{eff} or NK cell
CD122
CD132
IL-15
K_D ~ 10 nM
FB102 blocks medium affinity IL-15/IL15Rα binding to CD122/CD132
T_{eff} or NK cell
CD122
CD132
IL-15
CD215
K_D ~ 1 nM

Lodolce 2002 Cytokine Growth Factor Rev. PMID 12401478
Ross 2018 Annu Rev Immunol. PMID 29677473

ADVANCING CLINICAL STAGE FB102 • Phase 1 healthy volunteer SAD/MAD successfully completed and demonstrated a good safety profile. • Forte is initiating celiac disease patient study in 3Q24 and data is expected by 2Q25. • Significant amount of proof-of-concept preclinical data across numerous indications supports“Pipeline-in-a-Product” potential for FB102.

HIGHLIGHTS OF EXISTING PRECLINICALANTI-CD122 PROOF-OF-CONCEPT DATA

PARTIAL LIST OF POSITIVE POC ANIMAL DATA FOR ANTI-CD122 HIGHLIGHTS FB102 "PIPELINE-IN-A-PRODUCT" POTENTIAL

Disease	Species	Outcome	Reference
Alopecia areata	Mouse	Prevented fur loss	Nature Med, 2014
Celiac disease	Mouse	Improved IL-15-induced mucosal damage	PNAS, 2009
GVHD	Mouse	Prolonged survival	JN Bio patent, 2015
Skin and kidney transplant rejection	Mouse/Monkey	Prolonged graft survival in combination with CTLA-4	J Clin Invest, 2018
Type 1 diabetes	Mouse	Delayed disease onset	JCI Insight, 2018
Vitiligo	Mouse	Enhanced repigmentation	Sci Transl Med, 2018

9

FB102 IN PROOF-OF-CONCEPT AUTOIMMUNE PRECLINICAL DATA

GENERATING PRECLINICAL EFFICACY DATA IN A HUMANIZED MOUSE MODEL OF ACUTE GVHD

Humanized mouse model
of graft vs host disease



NCG (immunodeficient)
with human IL-15 expression

Transplant with human
PBMC (5×10^6)



Aggressive, rapid-onset of GvHD (100% mortality within 30 days) due to both T and NK cell engraftment

Huarte, Immunotherapy 2021 PMID: 34184542.

11

DOSE-RANGING INVESTIGATION OF FB102 INA HUMANIZED MOUSE MODEL OFACUTE GVHD:THERAPEUTIC MODE Irradiation& End of PBMC transplantation treatment Day 1 2 3 4 5 6 7 8 9 10 11 12 13 14 FB102 Once-daily IP administration Start dosing on Day 5, (75,125,175 mpk) once daily Vehicle Once-daily IP administration Ruxolitinib Twice-daily oral administration Start dosing on Day 5, (60 mpk) twice daily Twice-daily oral administration Vehicle N=10 per cohort

FB102 SURVIVAL BENEFITS:THERAPEUTIC MODEL Start of daily treatment FB102 100% superior to FB102(75): 90% aGvHD FB102(175):90% 80% FB102(125):80% standard of care, 60% Ruxolitinib: 60% ruxolitinib, 40% head-to-head 20% 0% Vehicle: 0% 1 3 5 7 9 11 13 15 Study day P=0.0001 for FB102 (75,175) vsVehicle on Day 14 P=0.0007 for FB102 (125) vsVehicle on Day 14 13 P=0.01 for Ruxolitinib vsVehicle on Day 14

MONOVS COMBINATION THERAPIESWITH FB102,RUXOLITINIB OR CORTICOSTEROIDS Irradiation& End of study PBMC injection (D18) Day 1 5 8 12 15 18 Ruxolitinib Twice-daily oral (60 mpk) FB102+Ruxolitinib Once-daily IP + twice-daily oral (75 mpk+60 mpk) Placebo Once-daily IP + twice-daily oral (Combination of vehicles) N=10 per cohort 14

FB102 SURVIVAL BENEFITS:COMBINATION OF FB102WITH RUXOLITINIB SIGNIFICANTLY SUPERIORTO RUXOLITINIBALONE Start of daily treatment FB102 + Rux 100% combo FB102+Rux: 90% significantly 80% superior to 60% standard of care single agent, 40% ruxolitinib, Ruxolitinib: 30% head-to-head 20% Vehicle:0% 0% 1 3 5 7 9 11 13 15 17 Study day p 0.0001 for FB102+Rux vsVehicle on Day 18 15 p 0.02 for FB102+Rux vs Ruxolitinib Mono on Day 18

PHASE 1 HEALTHYVOLUNTEER STUDY

FB102 PHASE 1 HEALTHYVOLUNTEER SUMMARY • Phase 1 healthy volunteer SAD/MAD successfully completed and demonstrated a good safety profile. • Significant reductions in NK cell pharmacodynamic marker of FB102 mechanism were observed supporting the in-vitro as well as the NHP data and the mechanism of action of FB102. • Forte is initiating a celiac disease patient study in 3Q24 with data from this study expected by 2Q25. 17

FB102 INDICATION REVIEW

PARTIAL LIST OF POSITIVE POC ANIMAL DATA FOR ANTI-CD122 HIGHLIGHTS FB102 "PIPELINE-IN-A-PRODUCT" POTENTIAL

Disease	Species	Outcome	Reference
Alopecia areata	Mouse	Prevented fur loss	Nature Med, 2014
Celiac disease	Mouse	Improved IL-15-induced mucosal damage	PNAS, 2009
GVHD	Mouse	Prolonged survival	JN Bio patent, 2015
Skin and kidney transplant rejection	Mouse/Monkey	Prolonged graft survival in combination with CTLA-4	J Clin Invest, 2018
Type 1 diabetes	Mouse	Delayed disease onset	JCI Insight, 2018
Vitiligo	Mouse	Enhanced repigmentation	Sci Transl Med, 2018

19

CELIAC DISEASE

NO APPROVED THERAPIES FOR CELIAC DISEASE; POTENTIAL FOR A MULTI-BILLION-DOLLAR OPPORTUNITY

- Celiac disease
  - Celiac disease is an autoimmune disease that's triggered by consuming gluten and results in damage to the small intestine
  - Symptom include diarrhea, fatigue, headaches, anemia, nausea, dermatitis herpetiformis (an itchy skin rash)
  - Significant patient population does not respond to gluten free diet
  - Health consequence for not treating include malnourishment, cancer, other autoimmune conditions


Lining of the small intestine
Normal small intestine villi
Villi damaged/flattened by celiac disease
Normal villi
Celiac disease

- Patient Population
  - Estimated 1:133 in US (2.5 million people) with celiac disease (Fasano, Arch Intern Med. 2003 PMID: 12578508.)
    - 0.3% to 0.5% of celiac disease patients are non-responsive (Malamut Gastroenterology. 2024 38556189)
  - No approved treatment options for celiac disease

21

IL-2 AND IL-15 IN CELIAC DISEASE (CED)

IL-2

- Clear genetic basis for involvement of IL-2 in CeD
- Gluten-induced IL-2 production differentiates true CeD from non-gluten induced GI symptoms
- IL-2 strongly correlates with symptom severity and serum IL-2 peaks within 4 hours after gluten exposure
- IL-2 production is followed by increases in intestinal T cells and inflammatory Th-1 type cytokine IFN-γ

IL-15

- Clear genetic basis for involvement of IL-15 in CeD
- IL-15 levels in intestinal tissue correlate with intestinal damage
- IL-15 is overexpressed in gut epithelium and immune cells upon gluten exposure
- IL-15Ra is overexpressed in intestinal T cells in patients with CeD
- IL-15 induces proliferation and activation of intestinal T cells and inflammatory cytokines IFN- γ and TNF-α
- IL-15 activates intestinal cytotoxic CD8+ T cells that kill gut epithelium
- IL-15 impairs immunosuppressive and gut-protective activity of CD4+ Tregs and TGF-β

22

1 - van Heel 2007 Nat Genet. PMID 17558408

FB102:PREVENTION OF GLUTEN-INDUCED INTESTINAL DAMAGE IN CELIACS BY BLOCKING IL-15AND IL-2ACTIVATION OF CD8+ T CELLS healthy epithelium damaged epithelium CD8+ CD8+ cells Tcell damage IL-15 epithelium FB102 blocks IL-15 and IL-2 IL-2 APC with Gluten gluten specific peptide CD4+ Tcell 23 Levescot 2022 Gut PMID 35879049

ANTI-CD122 ANTIBODY REVERSES IL-15 INDUCED INTESTINAL DAMAGE IN MICE

- Transgenic mice overexpressing IL-15 in the intestine have extensive inflammation and damage to the duodeno-jejunal region with extensive blunting of villi
  - Extensive influx of NKG2D-expressing CD8+ T cells, and enterocytes express NKG2D ligands, similar to celiac disease
- Anti-CD122 antibody treatment for 8 weeks reverses this damage, including reestablishment of normal villus heights

Wild-type mice have normal intestine →

T3:IL-15 transgenic mice have extensive intestinal swelling and distention →

Anti-CD122 antibody treated T3:IL-15 transgenic mice have normal intestines →



Yokoyama PNAS 2009 PMID 19805228

24

VITILIGO

LARGE UNMET NEED IN VITILIGO PRESENTS A MULTI-BILLION DOLLAR OPPORTUNITY

- Vitiligo
  - Vitiligo is an autoimmune disease of the skin driven by pathogenic T cells that kill melanocytes and create white spots.
  - Vitiligo results in sensitive skin (increasing likelihood of sub burns), eye abnormalities, emotional challenges, and leads to a predisposition of other autoimmune conditions.
- Patient Population
  - Prevalent in 0.76% of population – 2 Million in US
  - While JAK inhibitors have demonstrated efficacy in vitiligo, regulatory scrutiny of the JAK class including black box warnings has dampened enthusiasm for this class and as a result there remains a significant unmet need for safe and effective therapies for treating AA and vitiligo


Amy Deanna / CoverGirl cosmetics

26

https://my.clevelandclinic.org/health/diseases/12419-vitiligo

IL-15ACTIVATION OF PATHOGENIC CD8+T CELLS IN SKIN Vitiligo patients have unpigmented skin due to activated FB102 blocks activation of pathogenicT cells,restoring pathogenicT cells killing melanocytes melanocyte health and skin pigmentation Tokura Front Immunol.2021 PMID 33633737 27

IL-2 THERAPY DRIVES VITILIGO

Enhanced Survival Associated with Vitiligo Expression during Maintenance Biotherapy for Metastatic Melanoma(1)

Peter D. Boasberg[1], Dave S.B. Hoon[2], Lawrence D. Piro[1], Maureen A. Martin[1], Akhide Fujimoto[2], Timothy S. Kristedja[1], Sandeep Bhachu[1], Xing Ye[2], Regina R. Deck[1] and Steven J. O'Day[1]

In a large retrospective analysis of 374 metastatic melanoma patients treated with high-dose IL-2, a total of 84 patients (22%) developed treatment-related vitiligo, although in patients with objective clinical responses the incidence of vitiligo was nearly 50% (2)

1) Journal of Investigative Derm. (2006) Vol 126
2) Journal of Clinical Oncology V19(15)

28

AN ANTI-CD122 ANTIBODY IS EFFECTIVE IN A MOUSE VITILIGO MODEL WITH ESTABLISHED DISEASE



Repigmentation study
Irradiate 5 Gy
i.v. Pmel CD8⁺ i.p. rVV-Pmel
Treat 3× weekly i.p.
Day 0
Day 1
Week 12
14
16
18
20



P = 0.0001
% Change in tail pigmentation
60
40
20
0
−20
−40

Melanin-reactive T cells eliminated pigment in tail ➡

Vehicle (control) treatment did not restore pigment ➡



Control
Baseline
Week 8
CD122 Ab
Baseline
Week 8

⬅ Melanin-reactive T cells eliminated pigment in tail

⬅ Anti-CD122 treatment restored pigmentation

Richmond, 2012. Sci Transl Med. 2018 PMID 30021889

29

ANTI-CD122 INA MOUSE MODEL OFVITILIGO:POTENTIAL OF DURABLE RESPONSEWITH INFREQUENT DOSING REGIMEN Note:anti-mouse CD122 (surrogate molecule) was used in these studies. 30

TYPE 1 DIABETES

TYPE 1 DIABETES IS CAUSED BY AUTOREACTIVE T CELLS DESTROYING INSULIN-PRODUCING PANCREATIC BETA CELLS

- Type 1 diabetes (T1D) is classified by three stages of progression
  - Stage 1: at least one diabetes-related autoantibody but has normal blood sugar and no symptoms
  - Stage 2: at least two diabetes-related autoantibodies and abnormal blood sugar levels but otherwise symptom free
  - Stage 3: significant beta cell loss has occurred; abnormal blood sugar levels; hemoglobin A1C >6.4%; excessive thirst and urination; blurry vision; fatigue; requires insulin for disease management
- Patient Population
  - 64,000 people diagnosed with Type 1 diabetes annually[1]
  - 2 approved treatment option to delay the onset of Type 1 Diabetes

FB102 may represent a safer way to delay the onset of Type 1 Diabetes

32

1 - https://beyondtype1.org/type-1-diabetes-statistics/

FB102 IS PREDICTED TO BLOCK IL-15 FROM ACTIVATING BETA-CELL SPECIFIC CD8+ T CELLS, PREVENTING BETA-CELL KILLING



FB102 blocks IL-15 binding
IL-15/ IL15RA
CD122/ CD132
CD8⁺ T cell with receptor specific for beta cell peptide
β cell with MHC + peptide

CD8+ T cells with receptors recognizing β-cell specific peptides are enriched in pancreatic islets of T1D patients

Environmental stress causes β-cells to upregulate MHC and to express IL-15 and IL-15RA

33

Herold 2024 Nat Rev Immunol. PMID 38308004

A SINGLE INJECTION OFANTI-CD122ANTIBODY DELAYS DIABETES ONSET IN NOD MICEANDALSO KNOCKS DOWN NK CELLS Yuan 2018 JCI Insight PMID 29367461 34

GRAFTVERSUS HOST DISEASE (GVHD)

GRAFT VS HOST DISEASE (GVHD): A SERIOUS COMPLICATION OF ALLOGENEIC STEM CELL TRANSPLANTATION

- Acute Graft vs Host Disease
  - Occurs in up to 50% of recipients.
  - 2 year mortality >70% mortality in Stage 3 and 4 disease
  - Usually combination or organs involved: skin (rash), GI tract (vomiting, diarrhea), liver (jaundice)
- Chronic Graft vs Host Disease
  - Develops in up to 40% of recipients.
  - In addition to skin, GI tract and liver, may involve lungs, mucosal surfaces (eyes, mouth, GU tract), muscle, joints (connective tissue)
- Prevalence
  - Acute Graft versus Host Disease 5,000
  - Chronic Graft versus Host Disease 14,000

Cause: donor immune cells attack host tissues


Graft
Host tissue
Stem cells develop into new blood cells
Liver
Immune cells may attack host tissues
Bowel
Skin
Donor tissue

36

https://www.lls.org/booklet/graft-versus-host-disease

CD8 AND NK CELLS IN THE PATHOGENESIS OF ACUTE GVHD: POTENTIAL OF ANTI-CD122 ANTAGONISM WITH FB102



Anti-CD122: blocking key cellular mediators of GVHD
Host APC
Donor T cell
IFNg
IL-2
CD8
NK
Inflammation & apoptosis

Devetten MP, Biol Blood Marrow Transplant. 2004;10:815.
Simonetta F, Front Immunol. 2017;8:465.
Khandelwal P, Biol Blood Marrow Transplant. 2020;26:1.

37

ACUTE GVHD:TREATMENT PARADIGMAND DEVELOPMENT PIPELINE https://www.lls.org/booklet/graft-versus-host-disease https://www.jakafi.com/pdf/prescribing-information.pdf 38

DOSE-RANGING INVESTIGATION OF FB102 INA HUMANIZED MOUSE MODEL OFACUTE GVHD:THERAPEUTIC MODE Irradiation& End of PBMC transplantation treatment Day 1 2 3 4 5 6 7 8 9 10 11 12 13 14 FB102 Once-daily IP administration Start dosing on Day 5, (75,125,175 mpk) once daily Vehicle Once-daily IP administration Ruxolitinib Twice-daily oral administration Start dosing on Day 5, (60 mpk) twice daily Twice-daily oral administration Vehicle N=10 per cohort 39

FB102 SURVIVAL BENEFITS:THERAPEUTIC MODEL Start of daily treatment FB102 100% superior to FB102(75): 90% aGvHD FB102(175):90% 80% FB102(125):80% standard of care, 60% Ruxolitinib: 60% ruxolitinib, 40% head to head 20% 0% Vehicle: 0% 1 3 5 7 9 11 13 15 Study day P=0.0001 for FB102 (75,175) vsVehicle on Day 14 40 P=0.0007 for FB102 (125) vsVehicle on Day 14 P=0.01 for Ruxolitinib vsVehicle on Day 14

MONOVS COMBINATION THERAPIESWITH FB102,RUXOLITINIB OR CORTICOSTEROIDS Irradiation& End of study PBMC injection (D18) Day 1 5 8 12 15 18 Ruxolitinib Twice-daily oral (60 mpk) FB102+Ruxolitinib Once-daily IP + twice-daily oral (75 mpk+60 mpk) Placebo Once-daily IP + twice-daily oral (Combination of vehicles) N=10 per cohort

FB102 SURVIVAL BENEFITS:COMBINATION OF FB102WITH RUXOLITINIB SIGNIFICANTLY SUPERIORTO RUXOLITINIBALONE Start of daily treatment FB102 + Rux 100% combo FB102+Rux: 90% significantly 80% superior to 60% standard of care single agent, 40% ruxolitinib, Ruxolitinib: 30% head-to-head 20% Vehicle:0% 0% 1 3 5 7 9 11 13 15 17 Study day p 0.0001 for FB102+Rux vsVehicle on Day 18 42 p 0.02 for FB102+Rux vs Ruxolitinib Mono on Day 18

TRANSLATION OF HUMANIZEDACUTE GVHD MOUSE FINDINGS INTO PATIENT RESPONSE:PROMISING FB102 RESULTS Magnitude of FB102 preclinical efficacy correlates with positive clinical response. Preclinical Data Indication/ Clinical Data Company Candidate Mechanism (survival in humanized Phase (Day 28 ORR) GVHD model) Second/Third-line Forte Biosciences FB102 Anti-CD122 90% (vs 0% for control) TBD Preclinical Second-line Incyte Ruxolitinib JAK 1/2 inhibition 90% (vs 0% for control)1 62%4 Commercial First-line Equillium/Ono Itolizumab Anti-CD6 50% (vs 10% for control)2 >50%5 Phase 3 First-line Incyte Itacitinib JAK 1 inhibition 20% (vs 0% for control)3 N.S.vs PBO Terminated 1. Huarte 2021Immunotherapy. PMID 34184542. 2. Ng et al. Blood. 2019;134(Supp 1):5063. 3. Courtois 2021 Bone Marrow Transplant. PMID 34172892.Day 60 results shown. 4. Zeiser 2020 N Engl J Med. PMID 32320566 43 5. Equillium Corporate Presentation, September2022. 6. Zeiser 2022 Lancet Haematol. PMID 34971577.

SUMMARY

CLINICAL STAGE FB102 OVERVIEW

- CD122 is a subunit of the intermediate affinity IL-2/IL-15 receptor expressed on NK cells, certain T cell subtypes and is a subunit of the high affinity IL-2 receptor expressed on Tregs.

- FB102 (Forte's anti-CD122 antibody) is designed to mediate <u>both</u> the IL-2 and the IL-15 induced proliferation and activation of pathogenic NK cells, certain T cell subtypes without effecting the IL-2 biology of beneficial Tregs.

- In-vitro data from human donor immune cells as well as in-vivo NHP data demonstrates FB102 significantly inhibits proliferation and activation of potentially pathogenic immune cells without effecting Tregs.


FB102 blocks medium affinity IL-2 binding to CD122/CD132
T_{eff} or NK cell
CD122
CD132
IL-2
K_D ~ 1 nM
IL-2 high affinity binding to CD25 and CD122/CD132 unaffected by FB102
T_{reg} cell
CD122
CD132
IL-2
CD25
K_D ~ 0.01 nM
CD122 = IL-2Rβ
CD132 = IL-2Rγ
CD25 = IL-2Rα
CD215 = IL-15Rα
FB102 blocks low affinity IL-15 binding to CD122/CD132
T_{eff} or NK cell
CD122
CD132
IL-15
K_D ~ 10 nM
FB102 blocks medium affinity IL-15/IL15Rα binding to CD122/CD132
T_{eff} or NK cell
CD122
CD132
IL-15
CD215
K_D ~ 1 nM

Lodolce 2002 Cytokine Growth Factor Rev. PMID 12401478
Ross 2018 Annu Rev Immunol. PMID 29677473

FB102 PROGRAM SUMMARY • Phase 1 healthy volunteer SAD/MAD successfully completed and demonstrated a good safety profile. • Significant reductions in NK cell pharmacodynamic marker of FB102 mechanism observed supporting the in vitro as well as the NHP data and mechanism of action of FB102. • Forte is initiating celiac disease patient study in 3Q24 and data is expected by 2Q25. • Significant amount of proof-of-concept preclinical data across numerous indications supports“Pipeline-in-a-Product” potential for FB102. 46